UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 27, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin (Address of principal executive offices)	54495-8036 (Zip code)

                    (715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 27, 2005, Renaissance Learning, Inc., a Wisconsin corporation (“Renaissance”), issued a press release (the “Press Release”) announcing that the merger of AlphaSmart, Inc., a Delaware corporation (“AlphaSmart”), with a subsidiary of Renaissance, as contemplated by the Agreement and Plan of Merger and Reorganization, dated as of January 24, 2005 and amended as of April 20, 2005 (the “Merger Agreement”), by and among Renaissance, AlphaSmart, RLI Acquisition Corp., Inc., a Delaware corporation and a wholly owned subsidiary of Renaissance (“Merger Sub”), and RLI Acquisition Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Renaissance (the “LLC”), was completed.  Pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into AlphaSmart (the “Step One Merger”) and immediately thereafter AlphaSmart, as the surviving corporation of the Step One Merger, merged with and into the LLC (the “Step Two Merger,” and together with the Step One Merger, the “Mergers”), with the LLC being the ultimate surviving entity of the Mergers.

Based on the election forms received from AlphaSmart stockholders by the election deadline of 5:00 p.m., Central Time, on June 24, 2005, AlphaSmart stockholders who made combination elections will receive $2.0625 in cash and 0.0844 of a share of Renaissance common stock for each of their shares of AlphaSmart common stock; AlphaSmart stockholders who made cash elections will receive $3.75 in cash for each of their shares of AlphaSmart common stock; and AlphaSmart stockholders who made stock elections will receive 0.1877 of a share of Renaissance common stock for each of their shares of AlphaSmart common stock.  In accordance with the terms of the Merger Agreement, Renaissance will not issue any fractional shares in the merger.  Instead, each AlphaSmart stockholder who would otherwise be entitled to receive a fraction of a share of Renaissance common stock after taking into account all shares of AlphaSmart common stock delivered by such stockholder will receive a cash payment, without interest, equal to $19.79 (the closing price of Renaissance common stock on June 24, 2005) multiplied by the fractional share interest to which such stockholder would otherwise be entitled.  As total merger consideration, Renaissance will issue approximately 1.2 million shares of Renaissance common stock and pay approximately $34 million in cash.

Prior to the execution of the Merger Agreement, none of AlphaSmart, any of its affiliates, any director or officer of AlphaSmart or any associate of any such director or officer, had any material relationship with Renaissance.

The description of the above-referenced Press Release and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the documents referred to above, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The following audited financial statements, including the notes thereto, of AlphaSmart for the year ended December 31, 2004, and the independent registered public accounting firm’s report related thereto, were filed with the SEC on May 25, 2005, as part of Renaissance’s Registration Statement on Form S-4/A (Registration No. 333-122993) and are, in each case, incorporated herein by reference:

•

Report of PricewaterhouseCoopers LLP, independent registered public accounting firm;

•

Consolidated balance sheets at December 31, 2004 and 2003;

•

Consolidated statements of operations for the years ended December 31, 2004, 2003 and 2002;

•

Consolidated statements of redeemable convertible preferred stock and stockholders’ equity (deficit) for the years ended December 31, 2004, 2003 and 2002;

•

Consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002; and

•

Notes to consolidated financial statements for the year ended December 31, 2004.

The following unaudited financial statements, including the notes thereto, of AlphaSmart for the quarter ended March 31, 2005, were filed with the SEC on May 25, 2005, as part of Renaissance’s Registration Statement on Form S-4/A (Registration No. 333-122993) and are, in each case, incorporated herein by reference:

•

Condensed consolidated balance sheets as of March 31, 2005 and December 31, 2004;

•

Condensed consolidated statements of operations for the three months ended March 31, 2005 and 2004;

•

Condensed consolidated statements of stockholders’ equity and comprehensive loss for the three months ended March 31, 2005;

•

Condensed consolidated statements of cash flows for the three months ended March 31, 2005 and 2004; and

•

Notes to condensed consolidated financial statements for the quarter ended March 31, 2005.

(b)

Pro forma financial information.

The following unaudited pro forma financial statements, including the notes thereto, of Renaissance were filed with the SEC on May 25, 2005, as part of Renaissance’s Registration Statement on Form S-4/A (Registration No. 333-122993) and are, in each case, incorporated herein by reference:

•

Unaudited pro forma combined statement of income for the three months ended March 31, 2005;

•

Unaudited pro forma combined statements of income for the years ended December 31, 2004, 2003 and 2002; and

•

Unaudited pro forma combined balance sheet as of March 31, 2005.

(c)

Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization among Renaissance Learning, Inc., RLI Acquisition Corp., Inc., RLI Acquisition Sub, LLC and AlphaSmart, Inc., dated as of January 24, 2005 and amended as of April 20, 2005 (pursuant to Item 601(b)(2) of Regulation S-K, the annex, exhibits and schedules to the Agreement and Plan of Merger and Reorganization have been omitted; a copy of such annex, exhibits and schedules will be supplementally provided to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 to Renaissance’s Current Report on Form 8-K, dated April 20, 2005, and filed with the SEC on April 26, 2005)

23.1	Consent of PricewaterhouseCoopers LLP regarding the audited financial statements of AlphaSmart, Inc.

99.1	Press Release dated June 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2005

RENAISSANCE LEARNING, INC.

By:

/s/ Mary T. Minch

Mary T. Minch

Vice President-Finance, Chief Financial

Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization among Renaissance Learning, Inc., RLI Acquisition Corp., Inc., RLI Acquisition Sub, LLC and AlphaSmart, Inc., dated as of January 24, 2005 and amended as of April 20, 2005 (pursuant to Item 601(b)(2) of Regulation S-K, the annex, exhibits and schedules to the Agreement and Plan of Merger and Reorganization have been omitted; a copy of such annex, exhibits and schedules will be supplementally provided to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 to Renaissance’s Current Report on Form 8-K, dated April 20, 2005, and filed with the SEC on April 26, 2005)

23.1	Consent of PricewaterhouseCoopers LLP regarding the audited financial statements of AlphaSmart, Inc.

99.1	Press Release dated June 27, 2005.